                                                                EXHIBIT 4

48658

                                                                     SHARES
     NUMBER
DCA          DONNELLY /(R)/ INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN
                                                             CUSIP 257870 10 5
                                            SEE REVERSE FOR CERTAIN DEFINITIONS
             DONNELLY CORPORATION       CLASS A COMMON STOCK

             THIS CERTIFIES THAT



             IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF $.10 PAR VALUE CLASS A COMMON STOCK OF

Donnelly Corporation transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and of any amendments thereto (copies of which are on file with, and are available from, the Transfer Agent and the Corporation), to all of which the holder by acceptance hereof, assents.
     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     [DONNELLY CORPORATION SEAL]

     Dated

     /s/ Duane Baumgardner
     CHAIRMAN OF THE BOARD      [PHOTO]

     /S/ Maryam Komejan
     SECRETARY
                                                 COUNTERSIGNED AND REGISTERED:
                                                       THE BANK OF NEW YORK
                                                                TRANSFER AGENT
                                                                 AND REGISTRAR
                                                 BY:

                                                          AUTHORIZED SIGNATURE

                             DONNELLY CORPORATION

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATION OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF SHARES SO FAR AS THE SAME HAVE BEEN PRESCRIBED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND PRESCRIBE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATION OF OTHER SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT ______Custodian______
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as           Under Uniform Gifts to Minors
          tenants in common                    Act_____________________________
                                                      (State)

Additional abbreviations may also be used though not in the above list.

For value received, _______________hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      INDENTIFYING NUMBER OF ASSIGNEE
__________________________________________

________________________________________________________________________________

________________________________________________________________________________
    Please print or typewrite name and address including postal zip code of assignee.

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ___________________


                                       _________________________________________



  NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.